

RUTH'S HOSPITALITY GROUP

Jefferies 5th Annual Winter Consumer Summit

January 2016



RUTH'S
HOSPITALITY GROUP

Disclaimers

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

This presentation contains "forward-looking statements" that reflect, when made, the Company's expectations or beliefs concerning future events that involve risks and uncertainties. Forward-looking statements frequently are identified by the words "believe," "anticipate," "expect," "estimate," "intend," "project," "targeting," "will be," "will continue," "will likely result," or other similar words and phrases. Similarly, statements herein that describe the Company's objectives, plans or goals also are forward-looking statements. Actual results could differ materially from those projected, implied or anticipated by the Company's forward-looking statements. Some of the factors that could cause actual results to differ include: reductions in the availability of, or increases in the cost of, USDA Prime grade beef, fish and other food items; changes in economic conditions and general trends; the loss of key management personnel; the effect of market volatility on the Company's stock price; health concerns about beef or other food products; the effect of competition in the restaurant industry; changes in consumer preferences or discretionary spending; labor shortages or increases in labor costs; the impact of federal, state or local government regulations relating to Company employees, the sale or preparation of food, the sale of alcoholic beverages and the opening of new restaurants; harmful actions taken by the Company's franchisees; a material failure, interruption or security breach of the Company's information technology network; repeal or reduction of the federal FICA tip credit; the Company's ability to protect its name and logo and other proprietary information; an impairment in the financial statement carrying value of our goodwill, other intangible assets or property; the impact of litigation; the restrictions imposed by the Company's Amended and Restated Credit Agreement; and changes in, or the discontinuation of, the Company's quarterly cash dividend payments or share repurchase program; and the risk factors or uncertainties identified in the reports the Company files with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 28, 2014 and subsequently filed Quarterly Reports on Form 10-Q, all of which are available on the SEC's website at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this document after the date hereof, whether as a result of new information, future events or otherwise.

RUTH'S HOSPITALITY GROUP



STEAK HOUSE

EST. 1965

NEW ORLEANS

TODAY

"DO WHAT YOU LOVE,

LOVE WHAT YOU DO"

- Ruth Fertel

146 COMPANY AND FRANCHISE RESTAURANTS AND GROWING

FINE DINING STEAK HOUSE LEADER

RUTH'S HOSPITALITY GROUP

Broad Geographical Reach with Strategic Opportunity for Growth



146 Total Restaurants

127 Domestic[1]	19 International
67 Company	0 Company
59 Franchise	19 Franchise

International Locations

Palm Beach, Aruba

Canada
five locations

Panama City, Panama

Hong Kong
two locations

Tokyo, Japan

Mexico
two locations

Shanghai, China

Marina Square, Singapore

Taiwan
four locations

Dubai, UAE

1. Domestic restaurant count includes one location in Cherokee, NC operating under a management contract.


RUTH'S CHRIS STEAK HOUSE
OUR STORY
MAKING MEMORIES ON
500°
SIZZLING
PLATES

The Secret Behind the Sizzle

Our People

Expert, tenured restaurant team
Service team average – 5 years
Executive chef team average – 10 years

Rigorous investment in annual recertification for corporate and franchise team members

la·gniappe \'lan-'yap\
An unexpected delight – the little extras

Our Food

Only the best will do
USDA prime steak – top 2-3%
Fresh seafood and local produce

Industry-leading bar menu
Fresh-squeezed, handcrafted, mixology-driven cocktail list

Our Atmosphere

Classic American steak house with contemporary touches of whimsy

All locations uniquely designed to reflect individual market characteristics and local tastes







The Result – An Industry-Leading Dining Experience



This is how it's done.SM

#1 Consumer Pick five years in a row
Nation's Restaurant News

One of America's most trusted brands
Entrepreneur Magazine

Wine List Awards of Excellence
Wine Spectator

RUTH'S HOSPITALITY GROUP

Broad Consumer Appeal Drives Revenues Across our three core Segments

Special occasion

Holiday special offerings

Helping our guests celebrate
- Birthdays
- Anniversaries
- Other special moments

Business/ Corporate

Onsite event planners for every client

HD satellite broadcast for multi-location events
- Launched IPTV in 2015

Extensive private dining and off-site catering services

Core Guests/ Regular Customers

Culinary innovation with three prix fixe menu launches each year

Sizzle Swizzle & Swirl happy hour

Core menu evolution

RUTH'S HOSPITALITY GROUP

Current Comparable Sales Initiatives



Using Our Pricing Power
Remain focused on driving traffic first

Effective Marketing
Using national cable and digital advertising to drive high levels of awareness and engagement

Continued Menu Evolution
Ruth's Classics (2009)
Wine dinners (2011)
Sizzle, Swizzle & Swirl (2011-2012)
Premier cuts (2015)

Expanded Capex Initiatives
Remodels based on the success of our recent openings

Ruth's 2.0 – Menu



Ruth's 2.0
A marketing and operational initiative to evolve our menu, infrastructure and design elements

Menu
Adding new menu items which are appealing to our guests without adding operational complexity

Menu design changes are currently being rolled out, expected in all Company locations by the end of Q1'16

Began rolling out to Franchisee's in Q4'15

RUTH'S
HOSPITALITY GROUP

Ruth's 2.0 – Restaurant Remodels



Ruth's 2.0
A marketing and operational initiative to evolve our menu, infrastructure and design elements

Design
All new Company, and most new franchise, locations will reflect updated infrastructure and design elements

Remodels
3-5 year initiative of ~$20MM that now will align portions of the new design and infrastructure elements

RUTH'S
HOSPITALITY GROUP

FINANCIAL HIGHLIGHTS



RUTH'S HOSPITALITY GROUP

Our balanced total return plan

Multiple Levers to Drive Shareholder Returns...

1 Maintain Healthy Core

Grow sales through traffic

Use pricing power to manage margins

Leverage our infrastructure

2 Disciplined Growth

Find great real estate
- Three to five new restaurants per year for both franchise and Company

Acquire franchise territory at attractive prices

3 Return Excess Capital

Pay a dividend

Return excess capital through debt repayment and share repurchases

>$260MM returned since the beginning of 2010

Share repurchase authorization of $33MM remaining

RUTH'S
HOSPITALITY GROUP

Unique Business Model Allows for Disciplined Growth

Franchise-Owned Growth

- Unique in the high-end restaurant space
- 30 franchisees operating in the US and 11 international countries
  - Strong mix of legacy and proven hospitality partners
- **Provides approximately $15 million – $16 million in annual royalty fees**
- Allows system growth without additional Company capital
- Looking to grow 3-5 units per year
  - 3 openings in 2015

Company-Owned Growth

- Focused solely on U.S. markets
- Leverage existing management infrastructure
- Disciplined deployment of capital for relocations and new construction
- Looking to grow 3-5 units per year
  - 2 openings in 2015: St Petersburg, FL in Q1'15 and Dallas, TX in Q4'15
  - 4 signed leases for 2016: Albuquerque, NM to open in first half of 2016, Cleveland, OH, El Paso, TX and Waltham, MA to open in second half of 2016
  - Working on additional opportunities for late-2016 and 2017

RUTH'S
HOSPITALITY GROUP

Company-Owned Unit Target Economics



Target Units
3-5 per year

Size
8,000 – 10,000 square feet

Typical Demographics
Medium and large markets
DMA population > 1 million

Sales Target
$4MM - $6MM+

Net Cash Investment
$2.5MM - $3.5MM

Restaurant Level Margins
>20%

Consistent Revenue and Traffic Growth

Average Unit Volume Trends


$5.7MM
$5.1MM
$4.1MM
$4.3MM
$4.5MM
$4.8MM
$5.0MM
$5.2MM
2007
2008
2009
2010
2011
2012[1]
2013
2014

	2007	2008	2009	2010	2011	2012[1]	2013	2014
Comp Sales %		-10.3%	-19.5%	+4.0%	+5.4%	+5.2%	+5.3%	+3.7%

1. FY 2012 excludes 53rd week

RUTH'S HOSPITALITY GROUP

Consistent Revenue and Traffic Growth

RHGI Pro Forma Sales[1]



Company
Franchise
$538MM
$457MM
$485MM
$518MM
$558MM
$604MM
$645MM
$494MM
2008
2009
2010
2011
2012[2]
2013
2014
2015 YTD[4]

Location Count	2008	2009	2010	2011	2012[2]	2013	2014	2015 YTD[4]
Company	66	64	64	63	64	63	65	66
Franchise	64	66	67	68	72	75	77	79
Total[3]	130	130	131	131	137	139	143	146

1. RHGI pro forma sales represents the sum of company and franchise restaurant sales.
2. FY 2012 includes 53rd week.
3. Total restaurant count includes one location in Cherokee, NC operating under a management contract.
4. Includes operating results through the most recently filed quarterly or annual report.

RUTH'S HOSPITALITY GROUP

Consistent EBITDA Growth

Adjusted EBITDA[1]



$32MM
$33MM +0.3%
$36MM +11.4%
$37MM +2.5%
$41MM +9.8%
$47MM +14.3%
$51MM +8.4%
$41MM +15.3%
2008
2009
2010
2011
2012
2013
2014
2015 YTD

1. Adjusted EBITDA, a non-GAAP financial measure, excludes interest, taxes, depreciation, amortization, gain/loss on assets, losses on impairment, restructuring benefits/expenses and additional items not listed here. For a reconciliation of adjusted EBITDA to net income, see the reconciliation table furnished as Exhibit 99.2 to our Current Report on Form 8-K.

RUTH'S HOSPITALITY GROUP

Investment Summary



Proven business model

- High-end, fine-dining steak experience remains timeless after 50 years

Broad-based growth and consistent execution

- Brand evolution, pricing power and success of recent openings drive results
- Consistent traffic, revenue, net income, EBITDA and EPS growth

Multiple levers to drive shareholder return

- Unique franchise revenue model
- Manage our core business I Investing in remodels
- Disciplined growth
- Multiple options to return excess capital
  - *Dividends*
  - *Debt repayment*
  - *Share repurchases*